SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2002

Horizon Organic Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-24337	84-1405007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

6311 Horizon Lane, Longmont, Colorado		80503
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 530-2711

(Former name or former address, if changed since last report)

ITEM 12:  Results of Operations and Financial Condition

On May 5, 2003, Horizon Organic Holding Corporation issued a press release regarding its financial results for its first quarter ended March 31, 2003.  A copy of the press release is attached as Exhibit 99.1 to this report.

Exhibit Number	Description of Document
99.1	Press release dated May 5, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON ORANIC HOLDING CORPORATION

Date:	May 12, 2003	By:	/s/ Thomas P. Briggs,
Thomas P. Briggs,
Chief Financial Officer